Exhibit 27(p):  Powers of Attorney

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian Macleod, and
           Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 24 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Youssef A. Blal
Youssef A. Blal, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 24 day of February 2025, by Youssef A. Blal.
MELISSA O’DONNELL NOTARY PUBLIC – MINNESOTA My Commission Expires Jan. 31, 2030 Notary Public	/s/ Melissa O’Donnell Notary Public, State of Minnesota Commission Expires Jan. 31, 2030

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
           Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 28 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Neha Jha
Neha Jha, Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
          Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 24th day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Michael R. Katz
Michael R. Katz, Director, and Chief Financial Officer

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:   Lombard Gasbarro, Ian D. Macleod, and
           Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 21 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director and President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/Joseph Newfeld  Second Witness Signs:  /s/Christine Fullmore
Printed name of witness:  Joseph Newfeld  Printed name of witness:  Christine Fullmore

State of North Carolina)
County of Mecklenburg) ss

Personally Appeared Amelia J. Vaillancourt, Signer and Sealer of the foregoing instrument, and acknowledged the same to be her free act and deed, before me.
/s/Phyllis Stamey Notary Public PHYLLIS STAMEY Notary Public – North Carolina Mecklenburg County My Commission Expires Sept 13, 2025	Phyllis Stamey Notary Public, State of North Carolina Commission Expires September 13, 2025

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Lombard Gasbarro, Ian D. Macleod, and
          Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 24 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Mona M. Zielke
Mona M. Zielke, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/Sharon A. Zielke Second Witness Signs:  /s/Landis Y. Pettus
Printed name of witness:  Sharon A. ZielkePrinted name of witness:  Landis Y. Pettus

State of Florida   )
County of Lee     )

Personally Appeared Mona Zielke, Signer and Sealer of the foregoing instrument, and acknowledged the same to be her free act and deed, before me. Appeared physically before me and produced driver license.
/s/Landis Y. Pettus Notary Public	Landis Y. Pettus Notary Public, State of Florida Commission Expires 5/23/2026
LANDIS Y. PETTUS
Notary Public – State of Florida
Commission # HH 261634
My Comm. Expires May 23, 2026
Bonded through National Notary Assoc.
POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:   Lombard Gasbarro, Ian D. Macleod, and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 24 day of February 2025, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/Tony D. Oh
Tony D. Oh, Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/Annes Oh  Signature of Witness #1
Annes Oh Printed or typed name of Witness #1
6778 Encore Blvd. Address of Witness #1
Sandy Springs, GA 30228

/s/Ashley Oh  Signature of Witness #2
Ashley Oh Printed or typed name of Witness #2
6778 Encore Blvd  Address of Witness #2
Sandy Springs, GA 30228